For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL ANNOUNCES CONVERSION OF THE BANK AND TRUST COMPANY TO STATE CHARTERS AND BOARD ELECTION AT ANNUAL MEETING

ABILENE, Texas, April 23, 2024 – First Financial Bankshares, Inc. (NASDAQ: FFIN) – today announced at it’s 2024 Annual Shareholders’ Meeting that its subsidiaries, First Financial Bank, N.A. (the “Bank”) and First Financial Trust and Asset Management Company, N.A. (the “Trust Company”), have each successfully converted their charters to a Texas state banking association and a Texas chartered trust company, respectively. The Bank has been a national bank since its inception in 1890 and the Trust Company has been a national trust company since its inception in 2003.

“We will continue to put the customer First and to operate under our One Bank, Twelve Regions Concept,” said F. Scott Dueser, Chairman, President and CEO of First Financial. “We think the charter conversions make the most sense for the Company and its shareholders moving forward and we are excited to be true Texas entities. We expect the conversions will lead to better communication with our regulators,” added Mr. Dueser.

The conversions were successfully completed on April 22, 2024, and the Bank is now a Texas banking association chartered and regulated by the Texas Department of Banking and the Trust Company is now a Texas trust company chartered and regulated by the Texas Department of Banking. The Bank will continue to be a member bank of the Federal Reserve System and maintain FDIC deposit insurance.

At the Annual Shareholders’ Meeting, shareholders elected eleven existing members to the Board of Directors. The elected directors are April Anthony, CEO of VitalCaring Group and Managing Partner, Anthony Family Investment Partners, LTD, Dallas; Vianei Lopez Braun, Attorney, Decker Jones, P.C., Fort Worth; David Copeland, President, SIPCO, Inc., and Shelton Family Foundation, Abilene; Mike Denny, President of Batjer and Associates, Inc., Abilene; Scott Dueser, Chairman, President and CEO of First Financial Bankshares, Abilene; Murray Edwards, Principal, The Edwards Group, Clyde; Eli Jones, Ph.D., Professor, Texas A&M University Mays School of Business, Bryan/College Station; Tim Lancaster, former President and CEO of Hendrick Health System, Lubbock; Kade Matthews, ranching and investments, Amarillo; Robert Nickles, Jr., Executive Chairman of Alegacy Group, LLC, Houston; and Johnny E. Trotter, President and CEO, Livestock Investors, Ltd., Hereford. Shareholders also ratified the Board's selection of Ernst & Young LLP as the Company's independent auditors and approved the advisory vote on compensation of named executive officers.

"We appreciate all of our shareholders that attended the annual meeting both in person and via live webcast. We are pleased that there was overwhelming support to reelect the Board of Directors, ratify the Company's auditors and approve the proposal on executive compensation," concluded Mr. Dueser.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Lumberton, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust and Asset Management Company, N.A., with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.